                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  June 15, 2004
                  -------------------------------------------
                Date of Report (Date of earliest event reported)



                           Wabash National Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    1-10883                  52-1375208
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)               File No.)             Identification No.)




          1000 Sagamore Parkway South, Lafayette, Indiana     47905
          ----------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)



               Registrant's telephone number, including area code:
                                 (765) 771-5310

                            -----------------------

                                 Not applicable
              ---------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4

Item 5.           Other Events and Required FD Disclosure.

                  On June 15, 2004, Wabash National Corporation ("WABASH") issued a press release announcing the resignation of Mark R. Holden, Senior Vice President - Chief Financial Officer, effective June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits

                  99.1 Press Release of Wabash National Corporation issued June 15, 2004.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 WABASH NATIONAL CORPORATION




Date:  June 21, 2004                             By: /s/ Robert J. Smith
                                                     ---------------------------
                                                     Robert J. Smith
                                                     Vice President & Controller

                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------

99.1                  Press Release of Wabash National Corporation issued
                      June 15, 2004.